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                                                                    Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                            TO THE HOLDERS OF:
BANK OF                          CORPORATE BOND-BACKED CERTIFICATES
  NEW                            Series 1998-NSC-1
  YORK                           Class A-1 Certificates
                                                    CUSIP NUMBER: 219-87H-AN5

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
in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :              NOVEMBER 15, 2004

INTEREST ACCOUNT
Balance as of May 15, 2004                                                                                          $0.00
      Schedule Income received on securities...................................                               $987,500.00
      Unscheduled Income received on securities................................                                     $0.00
      Interest Received on sale of securities..................................                                     $0.00
LESS:
      Distribution to Class A-1 Holders........................................      $569,370.00
      Distribution to Swap Counterparty........................................            $0.00
      Trustee Fees.............................................................        $2,250.00
      Fees allocated for third party expenses..................................           750.00
Balance as of         November 15, 2004                                                 Subtotal              $415,130.00


PRINCIPAL ACCOUNT
Balance as of May 15, 2004                                                                                          $0.00
      Scheduled Principal payment received on securities.......................                               $415,130.00
      Principal received on sale of securities.................................                                     $0.00
LESS:
      Distribution to Class A-1 Holders........................................      $415,130.00
      Distribution to Swap Counterparty........................................            $0.00
Balance as of         November 15, 2004                                                 Subtotal              $415,130.00
                                                                                         Balance                    $0.00
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               UNDERLYING SECURITIES HELD AS OF: November 15, 2004
                             $25,000,000 7.90% NOTES
                                    ISSUED BY
                          NORFOLK SOUTHERN CORPORATION
                          CUSIP# : 655-844-AK4